FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

ADAMS
FUNDS

ADAMS DIVERSIFIED EQUITY FUND

ANNUAL REPORT
2015

2015 AT A GLANCE

The Fund

•	a closed-end equity investment company
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	annual distribution rate of at least 6%

Stock Data (12/31/15)

NYSE Symbol ADX
Market Price $12.83
52-Week Range $12.39 – $14.35
Discount 14.7%
Shares Outstanding 97,913,946

Summary Financial Information

Year Ended December 31,	2015		2014
Net asset value per share (NASDAQ: XADEX)	$15.04		$15.87
Total net assets	1,472,144,157		1,527,772,661
Unrealized appreciation on investments	394,480,793		469,715,852
Net investment income	12,063,999		19,120,191
Net realized gain	74,763,845		93,558,308
Total return (based on market price)	0.7%		13.7%
Total return (based on net asset value)	1.8%		14.3%
Ratio of expenses to average net assets	0.96%	*	0.58%
Annual distribution rate	6.8%		8.8%

* Excluding non-recurring charge for termination of defined benefit plans, ratio was 0.67%.

2015 Dividends and Distributions

Paid	Amount (per share)	Type
March 2, 2015	$0.01	Long-term capital gain
March 2, 2015	0.01	Short-term capital gain
March 2, 2015	0.03	Investment income
June 1, 2015	0.05	Investment income
September 1, 2015	0.05	Investment income
December 28, 2015	0.77	Long-term capital gain
December 28, 2015	0.01	Investment income

	$0.93

2016 Annual Meeting of Shareholders

Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202

Date: April 14, 2016

Time: 9:00 a.m.

Letter from Chief Executive Officer and President, Mark E. Stoeckle

Dear Fellow Shareholders,

By simply looking at where the S&P 500 started the year and where it ended, one might assume that little happened in the U.S. equity markets in 2015. After factoring in dividends, the S&P 500 managed a 1.4% total return for the year. The nearly flat performance may suggest a stable and static market last year, but 2015 delivered a turbulent year for domestic equities, with the S&P 500 hitting a record high in May and assuming a far more volatile path from there.

An exceptionally strong dollar, declining commodity prices, and the long-awaited transition to a rising rate environment in the U.S. all contributed to a less certain environment than many investors had grown accustomed to in the years following the depths of the financial crisis. As a result, 2015 witnessed swings in volatility and a pronounced divergence in the performance of various markets, sectors and individual securities. But it was also a year in which experience, a long-term focus, and a commitment to a diversified strategy allowed the Fund to beat the market.

Against this backdrop, we are pleased to report that Adams Diversified Equity Fund, Inc. delivered a 1.8% total return on net asset value. This surpassed the S&P 500 and also came in well above our peer group as measured by the Lipper Large-Cap Core Funds Average, which finished the year in the red and registered a 0.6% loss. The Adams Diversified Equity Fund’s total return on market price was 0.7%.

“Growth stocks, particularly several mega-cap members of the S&P 500, enjoyed outsized returns.”

2015 Market Recap

A harsh winter that stalled consumer activity along the East Coast and a West Coast port strike that effectively halted international trade between the U.S. and Asia kicked off the year. These two factors, as well as tepid growth in many foreign markets, contributed to a temporary slowdown in the first quarter. Despite this, consumer confidence levels remained high and served as the catalyst that pushed the S&P 500 to record levels in May. Robust merger and acquisition (M&A) activity and share buybacks also helped drive the market’s rise. However, the positive market sentiment was fairly short-lived and couldn’t overcome the growing number of issues in international markets.

Greece’s long-brewing debt troubles introduced the possibility of Greece leaving the European Union (EU). While Greece was able to secure a bailout deal that would keep the country within the EU, China’s unexpected move to devalue its currency in August frightened investors already nervous about global growth. Moreover, ongoing expectations that the Fed would begin raising rates, coupled with downward spiraling oil prices, stoked investor fears and led to a broad sell-off that wiped out the year’s gains and sent market returns into negative territory by late September.

Equities rebounded in October, following announcements of monetary policy accommodations by major central banks. U.S. equities also benefited from an encouraging earnings season. Market volatility escalated during the final months of 2015, thanks to the Fed’s December interest rate increase – the first since 2006 – as well as renewed terrorism fears following the attacks in Paris a month earlier.

Just as volatility characterized equity markets in 2015, divergence best describes the performance of sectors and individual stocks. Unexpectedly large declines in commodity prices, as well as slower global economic growth, contributed to the dichotomy. Services and consumer-oriented sectors enjoyed solid returns, led by the Consumer Discretionary stocks, up 10.1%, as well as Consumer Staples, which registered a 6.6% gain on the year. Health Care and Information Technology also beat the broader index. This was in stark contrast to the declines in the Energy and Materials sectors. Energy posted a negative return of 21.2%, as the industry dealt with a supply glut, while the Materials sector suffered an 8.4% decline largely due to slackening demand in overseas markets.

LETTER TO SHAREHOLDERS (CONTINUED)

On an individual stock basis, companies that demonstrated strong earnings per share growth were rewarded. Growth stocks, particularly several mega-cap members of the S&P 500, enjoyed outsized returns and gave rise to what commentators began calling a "FANG market," referring to the strong performance from Facebook, Amazon, Netflix and Google (renamed Alphabet in August). Netflix saw its share price grow by 134% in 2015, while Amazon was up 118%.

The Adams Difference

As with the S&P 500, Consumer Discretionary and Technology sectors were two of the largest contributors to the success of Adams Diversified Equity Fund. Our position in Amazon was very successful in 2015. The company delivered outstanding earnings and cash flow growth, driven by success from its Amazon Web Services cloud-based business, as well as a strong holiday season. In one week in December, the online retail giant added 3 million new subscribers to its Amazon Prime subscription service and Prime members doubled their viewing hours of Prime Video, underscoring the many growth catalysts still in front of Amazon.

Our holding in Walt Disney also was rewarding. The Company benefited from its four core production assets (Disney, Pixar, Marvel and, Lucasfilm, whose Star Wars franchise continues to break box office records). The popularity of their characters and movies bolstered Disney's Consumer Products and Parks business, while driving significant margin expansion due to strong demand and improved pricing. The strength of these divisions, coupled with the leadership position of ESPN, continued to drive solid performance for the company.

In our letter last year, we highlighted the potential for the Technology sector to deliver above-average returns as internet advertising continues to take market share from other media channels. The Fund enjoyed an 8.6% return in the sector, surpassing the S&P 500 sector return of 5.9%. Our positions in Alphabet and Facebook were clear beneficiaries of this trend. Beyond robust growth in its core businesses, Alphabet was further rewarded for a major overhaul of its corporate structure and the hiring of a well-respected CFO, who arrived with a promise of more transparency and a focus on expense control. Facebook, meanwhile, consistently beat consensus earnings forecasts through finding new ways to monetize its growing and active user base.

Health Care proved to be very volatile and challenging in 2015. Investments in the sector during the first half were lifted by positive earnings growth, as well as some M&A activity. However, as the U.S. Presidential primary season kicked into gear, the political rhetoric drove negative sentiment that led to sharp declines in some pharmaceutical and biotech names, two of our larger-weighted industries. Health Care still delivered positive returns for the year, but our performance lagged.

Avoidance of high-cost operators and highly-levered companies in the Energy sector served the Fund well. We chose to focus our holdings on names like Schlumberger, the recognized global leader in energy services, and EOG Resources, an exploration and production company with high quality reserves and a strong commitment to prudent capital management.

The decision to continue our share repurchase program demonstrated our confidence in our strategy and underscored our commitment to return value to shareholders. The Fund invested over $13 million dollars repurchasing 977,800 shares of its Common Stock in 2015.

Looking Ahead to 2016

Much like last year, the new year begins with low oil prices, global growth challenges, and stocks that, while flat in 2015, still reside near all-time highs. The 2016 U.S. economic outlook remains positive and shares many similarities to expectations going into last year, albeit with a few wrinkles. Oil prices are 50% lower than last January, the dollar is stronger, and interest rates are set to resume a gradual path higher.

LETTER TO SHAREHOLDERS (CONTINUED)

Fortunately, several tailwinds exist that should continue to aid the consumer, including low gasoline prices and interest rates that remain historically low. Both of these factors, we believe, should support auto sales and residential housing conditions. The U.S. also enjoys a relatively strong economy, and with unemployment hovering near 5%, some wage growth can be expected this year. Moreover, outside of Energy, corporate profitability remains steady, which is indicative of continued expansion.

By contrast, growth in international markets, most importantly China, continues to decelerate, and weakness in commodity pricing will likely continue to weigh on emerging markets. The gains in mature markets will likely not be enough to offset this slowdown, so we expect that global growth will remain fragile in 2016. The threat of a China-driven recession remains the biggest risk to our current outlook.

Despite the economic challenges, however, we see opportunities for investors in the U.S. equity market. Specifically, we are attracted to companies that can grow earnings and cash flow, with a bias for those that generate the bulk of their revenue domestically. Strong balance sheets, ongoing attention to cost controls and initiatives to drive margin growth are also critical factors that will help identify the outperformers in 2016.

We continue to be optimistic about the Technology sector. As digital advertising surpasses traditional media and mobile advertising continues to grow, names like Facebook and Alphabet, as well as other software companies serving this space, should continue to benefit. Adobe Systems, a recent addition to the Fund, is well-positioned as the leading software provider for digital media and digital marketing users.

While the rising interest rate environment will continue to make headlines as commentators parse the Fed's comments, Financials often perform well as rates move off the bottom. Within the sector, we favor the financial exchanges as an industry that is well positioned to benefit from regulatory and secular changes. During the fourth quarter, we initiated a position in Intercontinental Exchange. The company is the largest beneficiary of the trend to globalize commodity trading, such as oil, gas, and agricultural goods through an electronic platform. Other new positions in this expansive sector include BlackRock and ACE Ltd. BlackRock, a diversified asset manager, holds a dominant market position in exchange-traded funds, which is the fastest growing segment of investment products. ACE Ltd, a global provider of insurance products, is a best-in-class property and casualty underwriter that is positioned to benefit from its recently announced and highly accretive merger with Chubb.

After giving up advances in 2015, and with little to no change in actual forecasts for earnings growth, we believe select biotech and pharmaceutical names will continue to be attractive. In the fourth quarter, we added AbbVie, a leading drug company trading at one of the most attractive valuations in the sector, to the portfolio. A strong pipeline of new products to address complex diseases complements solid earnings growth from its current products, including Humira, its blockbuster treatment for rheumatoid arthritis and other indications.

For many fund managers, the market proved to be quite challenging last year. Our long-term focus and proven strategy, however, helped us find compelling opportunities during this period of uncertainty. Through identifying high-quality companies that are executing well and trading at the right price, our track record reflects Adams Funds' ability to take advantage of market anomalies for the benefit of our shareholders.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

January 22, 2016

INVESTMENT GROWTH

(unaudited)

This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 20 years. All Fund distributions are reinvested at the price received in the Fund's dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.

AVERAGE ANNUAL TOTAL RETURNS — 12/31/15
	Years
	1	3	5	10
ADX NAV	1.8%	14.7%	11.0%	7.0%
ADX Market Price	0.7%	14.7%	11.1%	7.0%
Lipper Large-Cap Core Funds Average*	(0.6)%	13.4%	10.9%	6.5%

* Source: Thomson Reuters

This report, including the financial statements herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

PORTFOLIO HIGHLIGHTS

December 31, 2015

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets
Apple Inc.	$61,177,112	4.2%
Alphabet Inc. (Class A & Class C)	54,633,206	3.7
Microsoft Corp.	46,425,664	3.2
Wells Fargo & Co.	39,084,840	2.7
Adams Natural Resources Fund, Inc.*	38,793,371	2.6
PepsiCo, Inc.	34,322,520	2.3
Amazon.com, Inc.	33,794,500	2.3
Allergan plc	33,467,500	2.3
Facebook, Inc. (Class A)	31,743,378	2.2
Comcast Corp. (Class A)	31,589,514	2.1

	$405,031,605	27.6%
*	Non-controlled affiliated closed-end fund

Sector Weightings

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,024,218,365)	$1,414,474,191
Non-controlled affiliate (cost $34,735,404)	38,793,371
Other investment in controlled affiliate (cost $150,000)	317,000
Short-term investments (cost $19,898,688)	19,898,688	$1,473,483,250
Cash		235,422
Dividends and interest receivable		1,471,824
Prepaid expenses and other assets		467,170
Total Assets		1,475,657,666

Liabilities
Accrued expenses and other liabilities		3,513,509
Total Liabilities		3,513,509
Net Assets		$1,472,144,157

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 97,913,946 shares (includes 134,082 nonvested restricted shares, 18,750 nonvested or deferred restricted stock units, and 34,089 deferred stock units) (note 7)		$97,914
Additional capital surplus		1,077,331,979
Distributions in excess of net investment income		(710,116)
Undistributed net realized gain on investments		943,587
Unrealized appreciation on investments		394,480,793
Net Assets Applicable to Common Stock		$1,472,144,157
Net Asset Value Per Share of Common Stock		$15.04

* See Schedule of Investments on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income
Income:
Dividends (net of $33,264 in foreign taxes)	$26,639,364
Interest and other income	30,828
Total Income	26,670,192
Expenses:
Investment research compensation and benefits	4,377,442
Administration and operations compensation and benefits	2,309,116
Pension cost (non-recurring, note 6)	4,724,746
Occupancy and other office expenses	1,084,854
Directors' compensation	461,280
Investment data services	417,140
Shareholder reports and communications	349,929
Transfer agent, custody, and listing fees	323,713
Insurance	160,469
Legal services	158,768
Accounting, recordkeeping, and other professional fees	144,759
Audit and tax services	93,977
Total Expenses	14,606,193
Net Investment Income	12,063,999

Realized Gain (Loss) and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	76,606,062
Net realized loss on total return swap agreements	(1,842,217)
Change in unrealized appreciation on investments	(75,235,059)
Net Loss on Investments	(471,214)

Other Comprehensive Income (non-recurring, note 6)
Defined benefit pension plans:
Amortization of net loss	155,995
Effect of settlement	2,219,655
Other Comprehensive Income	2,375,650
Change in Net Assets Resulting from Operations	$13,968,435

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2015	2014
From Operations:
Net investment income	$12,063,999	$19,120,191
Net realized gain	74,763,845	93,558,308
Change in unrealized appreciation	(75,235,059)	75,872,224
Change in accumulated other comprehensive income (note 6)	2,375,650	(839,932)
Increase in Net Assets Resulting from Operations	13,968,435	187,710,791

Distributions to Shareholders from:
Net investment income	(13,398,646)	(18,731,249)
Net realized gain	(75,358,557)	(91,506,911)
Decrease in Net Assets from Distributions	(88,757,203)	(110,238,160)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	32,287,094	42,002,202
Cost of shares purchased (note 5)	(13,600,866)	(13,744,866)
Deferred compensation (notes 5, 7)	474,036	491,774
Increase in Net Assets from Capital Share Transactions	19,160,264	28,749,110
Total Change in Net Assets	(55,628,504)	106,221,741

Net Assets:
Beginning of year	1,527,772,661	1,421,550,920
End of year (including distributions in excess of net investment income of $710,116 and undistributed net investment income of $966,604, respectively)	$1,472,144,157	$1,527,772,661

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

Adams Diversified Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act") as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation. In connection with the Fund's name change in 2015, the Fund revised its compliance policies and procedures to clarify that at least 80% of the Fund's assets are invested in equities such as common stocks and securities convertible into common stocks.

1. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Affiliates — The 1940 Act defines "affiliated companies" as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be "controlled" by the Fund. In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of Adams Funds Advisers, LLC ("AFA"), a Maryland limited liability company, and the Fund is the sole member and General Manager of AFA, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise from AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

In October 2015, AFA began providing advisory services to an external party. AFA earns advisory fee revenue based on assets under management. The Fund and its affiliates share personnel, systems, and other infrastructure items that allow AFA to provide its services and, beginning in 2016, AFA will be charged its portion of those shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities among the affiliates. AFA's profit can fluctuate dramatically due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund's valuation of its investment in AFA. As of December 31, 2015, AFA had assets under management of $55 million invested entirely from one client; failure to maintain this existing relationship or to develop new relationships could impact AFA's ability to generate revenue. To the extent that AFA's operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA's revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund's status as a regulated investment company.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Activity related to the Fund's investment in affiliated companies for the year ended December 31, 2015 is reflected on the accompanying financial statements in the amounts and locations as follows:

Affiliated Company	Purchase Cost	Sales Cost	Investments in securities, at cost(1)	Dividend income(2)	Net realized gain on security transactions(2)		Value December 31, 2015(1)	Value December 31, 2014	Change in unrealized appreciation on investments(2)
Adams Natural Resources Fund, Inc. (non-controlled)	$—	$—	$34,735,404	$830,974	$2,186,774	(3)	$38,793,371	$52,132,692	$(13,339,321)
AFA (controlled)	150,000	—	150,000	—	—		317,000	—	167,000
Total	$150,000	$—	$34,885,404	$830,974	$2,186,774		$39,110,371	$52,132,692	$(13,172,321)

(1)	See accompanying Statement of Assets and Liabilities
(2)	See accompanying Statement of Operations
(3)	Represents capital gain distributions from regulated investment company

Expenses — The Fund shares certain costs for investment research and data services, administration and operations, travel, training, office expenses, occupancy, accounting and legal services, insurance, and other miscellaneous items with its non-controlled affiliate, Adams Natural Resources Fund, Inc. Expenses that are not solely attributable to one fund are allocated to each fund based on relative net asset values, or in the case of investment research staff and related costs, relative market values of portfolio securities in the particular sector of coverage. Expense allocations are updated quarterly, as appropriate, except for those related to payroll, which are updated annually.

Investment Transactions, Investment Income, and Distributions — Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Valuation — The Fund's financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee ("Committee") to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
•	Level 3 — fair value is determined using the Fund's own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund's investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee generally uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof to estimate fair value. The Committee also considers discounts for securities that are illiquid. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Any change in the estimated fair value of Level 3 investments is recognized in the Fund's Statement of Operations in ‘Change in unrealized appreciation on investments'. Given the absence of market quotations or observable inputs, the Fund's investment in AFA is categorized as Level 3 in the hierarchy.

At December 31, 2015, the Fund's financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,453,267,562	$—	$—	$1,453,267,562
Other investments	—	—	317,000	317,000
Short-term investments	19,898,688	—	—	19,898,688
Total investments	$1,473,166,250	$—	$317,000	$1,473,483,250

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2014	$—
Purchases	150,000
Change in unrealized appreciation on investments	167,000
Balance as of December 31, 2015	$317,000

There were no transfers between levels during the year ended December 31, 2015.

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2015, the identified cost of securities for federal income tax purposes was $1,078,940,763 and net unrealized appreciation aggregated $394,542,487, consisting of gross unrealized appreciation of $426,539,421 and gross unrealized depreciation of $31,996,934.

Distributions are determined in accordance with the Fund's annual 6% minimum distribution rate commitment, based on the Fund's average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund's retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2015, are reclassified in the capital accounts of the Fund's financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2015 and December 31, 2014 were classified as ordinary income of $14,361,548 and $24,330,351, respectively, and as long-term capital gain of $74,376,524 and $85,850,856, respectively. The tax basis of distributable earnings at December 31, 2015 was $792,077 of undistributed ordinary income and $1,101,905 of undistributed long-term capital gain.

3. INVESTMENT TRANSACTIONS

The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Purchases and sales of portfolio investments, other than short-term investments, during the year ended December 31, 2015 were $328,717,233 and $388,034,115, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DERIVATIVES

During the year ended December 31, 2015, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of year-end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the year indicate the volume of financial derivative activity for the period.

Total Return Swap Agreements — The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund's counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund's policy is to net all derivative instruments subject to a netting agreement.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of December 31, 2015, there were no open swap agreements, no securities pledged by the Fund, and no cash collateral was held by the Fund.

5. CAPITAL STOCK

The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 28, 2015, the Fund issued 2,586,293 shares of its Common Stock at a price of $12.47 per share (the average market price on December 14, 2015) to shareholders of record November 25, 2015, who elected to take stock in payment of the year-end distribution from 2015 capital gain and investment income. During 2015, the Fund issued 2,795 shares of Common Stock at a weighted average price of $12.87 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 29, 2014, the Fund issued 3,043,254 shares of its Common Stock at a price of $13.79 per share (the average market price on December 8, 2014) to shareholders of record on November 24, 2014,

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

who elected to take stock in payment of the year-end distribution from 2014 capital gain and investment income. During 2014, the Fund issued 2,612 shares of Common Stock at a weighted average price of $13.67 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team may deem appropriate. Transactions in Common Stock for 2015 and 2014 were as follows:

	Shares		Amount
	2015	2014	2015	2014
Shares issued in payment of distributions	2,589,088	3,045,866	$32,287,094	$42,002,202
Shares purchased (at a weighted average discount from net asset value of 13.9% and 14.0%, respectively)	(977,800)	(1,011,600)	(13,600,866)	(13,744,866)
Net activity under the 2005 Equity Incentive Compensation Plan	16,002	28,773	474,036	491,774
Net change	1,627,290	2,063,039	$19,160,264	$28,749,110

6. RETIREMENT PLANS

Defined Contribution Plans — The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $467,135, a portion thereof based on Fund performance, for the year ended December 31, 2015.

Defined Benefit Plans — Upon receiving regulatory approval in 2015, the Fund completed the termination of its qualified defined benefit plan by contributing an additional $858,979 and then utilizing plan assets to satisfy all pension-related liabilities. Additionally, the Fund paid $3,675,768 to satisfy all pension-related liabilities of its non-qualified defined benefit plan and completed the termination of that plan as well. As of December 31, 2015, the Fund has no further defined benefit pension liabilities. In terminating these plans, the Fund incurred non-recurring settlement costs during the period. These costs represent amounts to satisfy all pension obligations in excess of the previously-recorded pension liability and any unamortized actuarial losses remaining in accumulated other comprehensive income at the time of termination.

The Fund uses a December 31 measurement date for its defined benefit plans. Details in aggregate for the plans were as follows:

	2015	2014
Change in benefit obligation
Benefit obligation at beginning of year	$9,232,545	$8,278,135
Interest cost	134,198	331,489
Actuarial loss	—	963,964
Benefits paid	(11,618,512)	(341,043)
Effect of settlement (non-recurring)	2,251,769	—
Benefit obligation at end of year	$—	$9,232,545

Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$7,044,299	$7,159,527
Actual return on plan assets	39,466	27,421
Contributions	858,979	—
Qualified plan benefits paid	(7,942,744)	(142,649)
Fair value of qualified plan assets at end of year	$—	$7,044,299
Funded status	$—	$(2,188,246)

The accumulated benefit obligation for all defined benefit pension plans was $0 and $9,232,545 at December 31, 2015 and 2014, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Items impacting the Fund's pension cost and accumulated other comprehensive income were:

	2015	2014
Components of pension cost
Interest cost	$134,198	$331,489
Expected return on plan assets	(36,871)	(57,754)
Net loss component	155,995	151,830
Effect of settlement (non-recurring)	4,471,424	—
Pension cost	$4,724,746	$425,565

Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of year	$(2,375,650)	$(1,535,718)
Net actuarial loss arising during period	—	(991,762)
Reclassifications to net periodic pension cost:
Amortization of net loss	155,995	151,830
Effect of settlement (non-recurring)	2,219,655	—
Balance at end of year (comprised of net actuarial losses)	$—	$(2,375,650)

Assumptions used to determine benefit obligations and net periodic pension cost were:

	2015	2014
Discount rate (benefit obligations)	—	3.33%
Discount rate (net periodic pension cost)	3.33%	4.25%
Rate of compensation increase	—	—
Expected return on plan assets	1.80%	1.20%

The assumption used to determine expected return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

7. EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, permits the granting of restricted stock awards (both performance and nonperformance-based), as well as stock option and other stock incentives, to all employees and nonemployee directors. The 2005 Plan expired on April 27, 2015, and, therefore, no additional shares are available for future grants at this time. Under the terms in the now-expired 2005 Plan, for grants issued prior to expiration, restricted stock awards typically have a three-year vesting period. For performance-based restricted stock awards, the ultimate number of shares earned is contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the restricted shares are forfeited. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date).

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2014	199,175	$12.36
Granted:
Restricted stock	36,697	13.65
Deferred stock units	5,656	13.33
Vested & issued	(45,588)	11.41
Forfeited	(9,019)	10.09
Balance at December 31, 2015 (includes 25,688 performance-based awards and 161,233 nonperformance-based awards)	186,921	$12.62

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair market value of the award on grant date and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the year ended December 31, 2015 was $617,170. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2015 was $16,905. As of December 31, 2015, there were total unrecognized compensation costs of $749,456, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.48 years. The total fair value of shares and units vested and issued during the year ended December 31, 2015 was $626,372.

8. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid by the Fund during the year ended December 31, 2015 to officers and directors amounted to $4,622,817, of which $451,222 was paid to directors who were not officers. These amounts represent the taxable income to the Fund's officers and directors and, therefore, differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

9. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2015, the Fund had no outstanding securities on loan. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10. OPERATING LEASE COMMITMENTS

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $440,936 in 2015, and its minimum rental commitments are as follows:

2016	$169,361
2017	315,080
2018	322,827
2019	260,476
2020	258,557
Thereafter	1,636,255
Total	$2,962,556

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$15.87	$15.09	$12.43	$11.54	$12.65
Net investment income	0.13	0.20	0.20	0.19	0.16
Net realized gain and change in unrealized appreciation	—	1.83	3.32	1.41	(0.56)
Change in accumulated other comprehensive income (note 6)	0.02	(0.01)	0.01	—	(0.01)
Total from operations	0.15	2.02	3.53	1.60	(0.41)
Less distributions from:
Net investment income	(0.14)	(0.20)	(0.22)	(0.18)	(0.15)
Net realized gain	(0.79)	(0.98)	(0.62)	(0.49)	(0.50)
Total distributions	(0.93)	(1.18)	(0.84)	(0.67)	(0.65)
Capital share repurchases (note 5)	0.02	0.02	0.02	—	—
Reinvestment of distributions	(0.07)	(0.08)	(0.05)	(0.04)	(0.05)
Total capital share transactions	(0.05)	(0.06)	(0.03)	(0.04)	(0.05)
Net asset value, end of year	$15.04	$15.87	$15.09	$12.43	$11.54
Market price, end of year	$12.83	$13.68	$13.07	$10.59	$9.64

Total Investment Return*
Based on market price	0.7%	13.7%	31.8%	16.9%	(4.2)%
Based on net asset value	1.8%	14.3%	29.7%	14.7%	(2.8)%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$1,472	$1,528	$1,422	$1,156	$1,051
Ratio of expenses to average net assets	0.96% †	0.58%	0.69% ††	0.65% ††	0.55%
Ratio of net investment income to average net assets	0.79% †	1.29%	1.44% ††	1.54% ††	1.25%
Portfolio turnover	22.0%	26.6%	55.9%	27.4%	21.5%
Number of shares outstanding at end of year (in 000's)	97,914	96,287	94,224	93,030	91,074

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund's dividend reinvestment plan.
†	Ratio of expenses to average net assets was 0.67%, excluding the one-time charge of $4,471,424 related to the termination of the defined benefit plans (note 6), and the ratio of net investment income to average net assets was 1.08%.
††	Ratios of expenses to average net assets were 0.63% in both 2013 and 2012, excluding non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.50% and 1.56% in 2013 and 2012, respectively.

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value (A)
Common Stocks — 98.7%
Consumer Discretionary — 12.4%
Amazon.com, Inc. (B)	50,000	$33,794,500
BorgWarner Inc.	137,000	5,922,510
Comcast Corp. (Class A)	559,800	31,589,514
Dollar General Corp.	271,400	19,505,518
Hanesbrands Inc.	608,000	17,893,440
Las Vegas Sands Corp.	150,000	6,576,000
Lowe's Companies, Inc.	405,000	30,796,200
Magna International Inc.	252,000	10,221,120
Walt Disney Co.	252,600	26,543,208

		182,842,010

Consumer Staples — 9.6%
Coca-Cola Co.	186,000	7,990,560
CVS Health Corp.	314,000	30,699,780
Kroger Co.	508,000	21,249,640
PepsiCo, Inc.	343,500	34,322,520
Philip Morris International Inc.	262,800	23,102,748
Procter & Gamble Co.	131,850	10,470,208
Spectrum Brands Holdings, Inc.	131,500	13,386,700

		141,222,156

Energy — 7.0%
Adams Natural Resources Fund, Inc. (C)	2,186,774	38,793,371
Chevron Corp.	218,000	19,611,280
EOG Resources, Inc.	151,200	10,703,448
Exxon Mobil Corp.	101,000	7,872,950
Halliburton Co.	354,400	12,063,776
Marathon Petroleum Corp.	166,000	8,605,440
Noble Energy, Inc.	175,000	5,762,750

		103,413,015

Financials — 17.4%
ACE Ltd.	98,000	11,451,300
Allstate Corp.	318,000	19,744,620
American International Group, Inc.	263,000	16,298,110
American Tower Corp.	105,000	10,179,750
BlackRock Inc.	45,500	15,493,660
Capital One Financial Corp.	245,000	17,684,100
Citigroup Inc.	447,000	23,132,250
Intercontinental Exchange, Inc.	64,000	16,400,640
iShares US Real Estate ETF	107,722	8,090,999
JPMorgan Chase & Co.	450,000	29,713,500
Nasdaq, Inc.	208,000	12,099,360
Prudential Financial, Inc.	246,000	20,026,860
Simon Property Group, Inc.	89,500	17,402,380
Wells Fargo & Co.	719,000	39,084,840

		256,802,369

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Shares	Value (A)
Health Care — 15.0%
AbbVie Inc.	380,000	$22,511,200
Aetna Inc.	183,900	19,883,268
Allergan plc (B)	107,096	33,467,500
Biogen Inc. (B)	47,000	14,398,450
Celgene Corp. (B)	164,000	19,640,640
Cigna Corp.	145,800	21,334,914
Edwards Lifesciences Corp. (B)	244,000	19,271,120
Gilead Sciences, Inc.	235,900	23,870,721
Johnson & Johnson	64,000	6,574,080
Merck & Co., Inc.	480,000	25,353,600
Novartis AG	177,000	15,229,080

		221,534,573

Industrials — 9.3%
Boeing Co.	205,000	29,640,950
Delta Air Lines, Inc.	311,900	15,810,211
Dover Corp.	176,000	10,790,560
FedEx Corp.	80,000	11,919,200
General Electric Co.	246,500	7,678,475
Honeywell International Inc.	287,500	29,776,375
Southwest Airlines Co.	204,900	8,822,994
Union Pacific Corp.	278,000	21,739,600

		136,178,365

Information Technology — 21.3%
Adobe Systems Inc. (B)	122,000	11,460,680
Alphabet Inc. (Class A) (B)	35,500	27,619,355
Alphabet Inc. (Class C) (B)	35,597	27,013,851
Apple Inc.	581,200	61,177,112
Automatic Data Processing, Inc.	55,800	4,727,376
Cisco Systems, Inc.	446,000	12,111,130
Facebook, Inc. (Class A) (B)	303,300	31,743,378
Gartner, Inc. (B)	165,000	14,965,500
Lam Research Corp.	127,600	10,133,992
MasterCard, Inc. (Class A)	230,000	22,392,800
Microsoft Corp.	836,800	46,425,664
NXP Semiconductors N.V. (B)	122,200	10,295,350
Oracle Corp.	221,000	8,073,130
Visa Inc. (Class A)	322,000	24,971,100

		313,110,418

Materials — 2.2%
CF Industries Holdings, Inc.	203,155	8,290,756
LyondellBasell Industries N.V. (Class A)	186,000	16,163,400
PPG Industries, Inc.	85,000	8,399,700

		32,853,856

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Shares	Value (A)
Telecommunication Services — 1.9%
SBA Communications Corp. (Class A) (B)	90,000	$9,456,300
Verizon Communications Inc.	389,000	17,979,580

		27,435,880

Utilities — 2.6%
AGL Resources Inc.	145,000	9,252,450
CMS Energy Corp.	225,000	8,118,000
Edison International	98,000	5,802,580
NextEra Energy, Inc.	81,000	8,415,090
Pinnacle West Capital Corp.	97,500	6,286,800

		37,874,920

Total Common Stocks (Cost $1,058,953,769)		1,453,267,562

Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (B)(D) (Cost $150,000)		317,000

Short-Term Investments — 1.4%
Money Market Funds — 1.4%
Western Asset Institutional Cash Reserves Fund, 0.30% (E)	19,898,688	19,898,688

Total Short-Term Investments (Cost $19,898,688)		19,898,688

Total Investments — 100.1% of Net Assets (Cost $1,079,002,457)		$1,473,483,250

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Adams Diversified Equity Fund, Inc. (the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

February 12, 2016

CHANGES IN PORTFOLIO SECURITIES

During the six months ended December 31, 2015

(unaudited)

	Purchases (Cost)		Sales (Proceeds)	Market Value December 31, 2015
AbbVie Inc.	$22,237,600			$22,511,200
ACE Ltd.	11,365,315			11,451,300
Adams Funds Advisers, LLC	116,129	(1)		317,000
Adobe Systems Inc.	11,176,506			11,460,680
Allergan plc	11,757,459			33,467,500
American International Group, Inc.	7,357,477			16,298,110
BlackRock Inc.	14,722,057			15,493,660
Cigna Corp.	20,067,442			21,334,914
CMS Energy Corp.	7,246,868			8,118,000
Delta Air Lines, Inc.	2,082,820			15,810,211
Halliburton Co.	13,847,684			12,063,776
Intercontinental Exchange, Inc.	14,832,849			16,400,640
iShares North American Tech ETF	6,016,880		$5,892,296	—
Microsoft Corp.	9,291,051			46,425,664
NXP Semiconductors N.V.	11,193,108			10,295,350
Polaris Industries Inc.	11,015,286		7,335,709	—
PPG Industries, Inc.	7,944,899			8,399,700
Prudential Financial, Inc.	4,457,925			20,026,860
Southwest Airlines Co.	7,102,427			8,822,994
Aetna Inc.			3,484,323	19,883,268
Allstate Corp.			760,299	19,744,620
Apple Inc.			8,267,774	61,177,112
Automatic Data Processing, Inc.			4,556,432	4,727,376
Berkshire Hathaway Inc. (Class B)			8,576,152	—
CF Industries Holdings, Inc.			3,169,720	8,290,756
Citigroup Inc.			8,845,107	23,132,250
Edison International			2,856,157	5,802,580
Fluor Corp.			6,071,850	—
Gilead Sciences, Inc.			11,135,537	23,870,721
Intel Corp.			5,439,892	—
International Business Machines Corp.			6,156,979	—
iShares US Real Estate ETF			2,942,818	8,090,999
Lincoln National Corp.			14,941,633	—
McKesson Corp.			18,942,339	—
Nasdaq, Inc.			8,168,796	12,099,360
Navient Corp.			6,161,387	—
Novartis AG			5,347,668	15,229,080
NRG Energy, Inc.			4,288,253	—
Oracle Corp.			3,084,007	8,073,130
Pinnacle West Capital Corp.			1,010,083	6,286,800
Praxair, Inc.			7,650,890	—
QUALCOMM Inc.			3,338,813	—
Schlumberger Ltd.			13,738,178	—
United Technologies Corp.			15,424,872	—
Valeant Pharmaceuticals International, Inc.			8,461,958	—
Walt Disney Co.			7,220,058	26,543,208
Western Digital Corp.			4,901,616	—
Whirlpool Corp.			10,941,437	—

(1)	Investment in controlled, affiliated company

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	Value of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2001	$1,368,366,316	85,233,262	$16.05	$14.22	$.26	$1.39	$1.65	9.6%
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.2
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.8
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.1
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.7
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.8
2007	1,378,479,527	87,668,847	15.72	14.12	.32	.71	1.03	7.1
2008	840,012,143	87,406,443	9.61	8.03	.26	.38	.64	5.7
2009	1,045,027,339	87,415,193	11.95	10.10	.15	.30	.45	5.2
2010	1,124,671,966	88,885,186	12.65	10.72	.14	.37	.51	5.1
2011	1,050,733,678	91,073,899	11.54	9.64	.15	.50	.65	6.1
2012	1,155,997,037	93,029,724	12.43	10.59	.18	.49	.67	6.3
2013	1,421,550,920	94,223,617	15.09	13.07	.22	.62	.84	7.1
2014	1,527,772,661	96,286,656	15.87	13.68	.20	.98	1.18	8.8
2015	1,472,144,157	97,913,946	15.04	12.83	.14	.79	.93	6.8

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the Fund's average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

SHAREHOLDER INFORMATION AND SERVICES

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund's printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website: www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".

Annual Certification

The Fund's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund's proxy voting record for the 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling the Fund's toll free number at (800) 638-2479; (ii) on the Fund's website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature"; and (iii) on the Securities and Exchange Commission's website: www.sec.gov.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission.

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

DIRECTORS

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (74) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Aberdeen Asset Management Funds (6 closed-end funds) Credit Suisse Asset Management Funds (2 closed-end, 9 open-end funds) Mirae Asset Discovery Funds (6 open-end funds)
Phyllis O. Bonanno (72) 2003	Retired President & CEO International Trade Solutions, Inc. (consultants) (until 2009)	Two
Kenneth J. Dale (59) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (63) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (69) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (65) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider) External Professor Tuck School of Business, Dartmouth College	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (69) 2005	President Williston Consulting LLC (pharmaceutical and biotechnology consulting) Chief Operating Officer Algenol LLC (ethanol manufacturing) (until 2014)	Two

Interested Director
Mark E. Stoeckle (59) 2013

Chief Executive Officer

(since 2013)

Adams Diversified Equity Fund, Inc.

Adams Natural Resources Fund, Inc.

President (since 2015)

Adams Diversified Equity Fund, Inc.

Chief Investment Officer, US Equities and Global Sector Funds

BNP Paribas Investment Partners (prior to 2013)

Two

All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund's office.

OFFICERS

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (59) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. since 2013 and President of the Fund since 2015; Chief Investment Officer, U.S. Equities and Global Sector Funds, BNP Paribas Investment Partners (prior to 2013)
James P. Haynie, CFA (53) 2013	Executive Vice President of the Fund and President of Adams Natural Resources Fund, Inc. since 2015; President of the Fund and Executive Vice President of Adams Natural Resources Fund, Inc. (2013-2015); Chief Investment Officer, US Equities and Global Sector Funds, BNP Paribas Investment Partners (2013); Senior Portfolio Manager, BNP Paribas Investment Partners (prior to 2013)
D. Cotton Swindell, CFA (52) 2002	Executive Vice President since 2015; Vice President-Research (prior to 2015)
Nancy J. F. Prue, CFA (61) 1982	Executive Vice President, Director of Shareholder Communications of the Fund and Adams Natural Resources Fund, Inc. since 2015; Executive Vice President of the Fund (prior to 2015); President of Adams Natural Resources Fund, Inc. (2012-2015); Executive Vice President of Adams Natural Resources Fund, Inc. (prior to 2012)
Brian S. Hook, CFA, CPA (46) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc. since 2013; Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc. (2012-2013); Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2012)
Lawrence L. Hooper, Jr. (63) 1997	Vice President, General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc.
Steven R. Crain, CFA (44) 2012	Vice President-Research since 2014; Senior Research Analyst (2012-2014); Equity Analyst and Portfolio Manager, MTB Investment Advisors (prior to 2012)
Michael E. Rega, CFA (56) 2014	Vice President-Research of the Fund and Adams Natural Resources Fund, Inc. since 2014; Senior Equity Analyst and Portfolio Manager, BNP Paribas Investment Partners (prior to 2014)
David R. Schiminger, CFA (44) 2002	Vice President-Research
Christine M. Sloan, CPA (43) 1999	Assistant Treasurer of the Fund and Adams Natural Resources Fund, Inc.

All officers serve for a term of one year upon their election by the Board of Directors at the annual organization meeting. The address for each officer is the Fund's office.

SERVICE PROVIDERS

Counsel	Chadbourne & Parke LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	Brown Brothers Harriman & Co.
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (877) 260-8188 Website: www.amstock.com E-mail: info@amstock.com

Trusted by investors for generations

Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Frederic A. Escherich and Enrique R. Arzac, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2015 and 2014 were $78,138 and $75,403, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2015 and 2014.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2015 and 2014 were $9,462 and $9,646, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2015 and 2014 were $4,315 and $4,190, respectively, which related to the review of the registrant's procedures for calculating the amounts granted and vested for the registrant's employees in accordance with the registrant's 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to that plan, and preparation of a related report to the registrant's Compensation Committee.

(e)	(1)

The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2015 and 2014 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2015 and 2014 were $13,777 and $13,836, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Phyllis O. Bonanno, and Craig R. Smith.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer and President, James P. Haynie, Executive Vice President, and D. Cotton Swindell, Executive Vice President, comprise the three-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013; prior thereto, he served as Chief Investment Officer, U.S. Equities and Global Sector Funds, for BNP Paribas Investment Partners. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015; prior thereto, Mr. Haynie served as Chief Investment Officer, U.S. Equities, for BNP Paribas Investment Partners from February 2013 and was Senior Portfolio Manager at BNP Paribas Investment Partners from 2005 to 2013. D. Cotton Swindell has served as Executive Vice President and on the portfolio management team since January 21, 2015; prior thereto, Mr. Swindell served as Vice President- Research for the registrant from 2004 and a research analyst for the registrant from 2002 to 2004. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle, Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of the date of this filing, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("Adams NatRes"), a registered investment company with total net assets of $582,676,811 as of December 31, 2015. Mr. Stoeckle is Chief Executive Officer of Adams NatRes and Mr. Haynie is President. Adams NatRes is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified fund with a different focus. There are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2015, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and Adams NatRes, with 70% weighting, and individual performance, with a 30% weighting. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's total return on net asset value ("NAV") over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core universe. Using these calculations, the incentive compensation can be less than or exceed the established target.

The registrant's Equity Incentive Compensation Plan, approved by shareholders in 2005 and reapproved in 2010, expired on April 27, 2015. The registrant's portfolio managers are no longer compensated with grants of equity compensation.

As of December 31, 2015, the structure of the compensation that the portfolio managers receive from Adams NatRes is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index.

(4) Using a valuation date of December 31, 2015, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $500,001 and $1,000,000. Mr. Swindell beneficially owned equity securities in the registrant valued between $100,001 and $500,000.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	-----------------------------------		-----------------------------------	----------------------------------		-----------------------------------
January 2015	75,000		$13.57	75,000		4,494,500
February 2015	142,500		$13.97	142,500		4,352,000
March 2015	165,000		$14.05	165,000		4,187,000
April 2015	82,500		$14.03	82,500		4,104,500
May 2015	142,500		$14.26	142,500		3,962,000
June 2015	157,500		$14.17	157,500		3,804,500
July 2015	60,000		$14.05	60,000		3,744,500
August 2015	29,400		$13.70	29,400		3,715,100
September 2015	29,400		$13.01	29,400		3,685,700
October 2015	16,800		$13.29	16,800		3,668,900
November 2015	11,200		$13.75	11,200		3,657,700
December 2015	66,000		$12.83	66,000		3,591,700	(2c)
	-----------------------------------		-----------------------------------	-----------------------------------
Total	977,800	(1)	$13.91	977,800	(2a)(2b)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2014.

(2.b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares.

(2.c) The Plan has no expiration date.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	February 29, 2016

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	February 29, 2016